Annual Fund Operating Expenses - iShares Core 5-10 Year USD Bond ETF - iShares Core 5-10 Year USD Bond ETF	Jun. 29, 2021
Operating Expenses:
Management Fees (as a percentage of Assets)	0.06%
Distribution and Service (12b-1) Fees	none
Other Expenses (as a percentage of Assets):	none	[1]
Acquired Fund Fees and Expenses	0.01%
Expenses (as a percentage of Assets)	0.07%
Fee Waiver or Reimbursement	(0.01%)
Net Expenses (as a percentage of Assets)	0.06%

[1]	The amount rounded to 0.00%.